UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2005


                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

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
            Nevada                        000-10999                       59-2025386
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(State or other jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
        incorporation)
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                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

      On July 5, 2005, the Registrant and General Cable Corporation ("GCC") entered into an Exclusive Brokerage and Risk Management Agreement (the "Agreement") with Brakke Schafnitz Insurance Brokers, Laguna Niguel, California ("Brakke") to secure (1) an insured Original Equipment Manufacturer Warranty, and (2) an insured Extended Warranty Program for utility purchasers of OEM ACCC conductor. The Agreement provides that Brakke shall procure and manage a three-year parts and labor OEM warranty program for North American (US and Canada) conductor sales, and an insured extended warranty program offering utility clients the opportunity to extend their warranty an additional two, four or seven years.

      The insurance company selected by Brakke to underwrite the warranty programs is General Fidelity Insurance Company, a wholly owned subsidiary of Bank of America. Fred A. Morton & Company, Denver Colorado coordinated the development of the warranty programs in conjunction with Zizian-Reilich LLC, a warranty development consulting firm, San Clemente California. SAFE LLC, Phoenix, Arizona has been selected as the Third Party Administrator for the warranty programs.

      On July 11, 2005, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits



Exhibit Number                    Exhibit Title or Description

10.1 Exclusive Broker of Record and Warranty Risk Management Services Agreement between Brakke Schafnitz Insurance Brokers, Inc., Composite Technology Corporation and General Cable Corporation.

99.1  Press release of Composite Technology Corporation dated July 11, 2005

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COMPOSITE TECHNOLOGY CORPORATION
                                                    (Registrant)


Date: July 11, 2005                  By:  /s/ Benton H Wilcoxon
                                         -----------------------
                                         Chief Executive Officer

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                                  Exhibit Index


Exhibit
Number                    Exhibit Title or Description

10.1 Exclusive Broker of Record and Warranty Risk Management Services Agreement between Brakke Schafnitz Insurance Brokers, Inc., Composite Technology Corporation and General Cable Corporation.

99.1  Press release of Composite Technology Corporation dated July 11, 2005